UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_______________________

FORM 8-K/A

AMENDMENT NO. 1 to
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_______________________

Date of Report
(Date of earliest
event reported):	March 31, 2015

Journal Media Group, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	001-36879	47-1939596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 West State Street, Milwaukee, Wisconsin 53203
(Address of principal executive offices, including zip code)

(414) 224-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Journal Media Group, Inc. (the "Company") hereby amends Item 9.01 of its Current Report on Form 8-K, dated March 31, 2015 (and filed with the Securities and Exchange Commission on April 6, 2015), to read in its entirety as set forth below:

Item 9.01.    Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Since the Company's inception in July 2014, and until the consummation of the Transactions on April 1, 2015, the Company conducted no business operations or owned or leased any real estate or other property. As a result, for federal securities law purposes Scripps Newspapers is deemed to be the Company's predecessor and the business acquired in the Transactions is deemed to be the former newspaper business of Journal Communications, Inc. (the "Journal Newspapers" or "JRN Newspapers").

The audited historical financial statements of JRN Newspapers as of December 31, 2014 and December 29, 2013 and for the years ended December 31, 2014, December 29, 2013 and December 30, 2012, including the notes to such financial statements and the report of the independent registered public accounting firm thereon, as required by this item, are filed as Exhibit 99.2 to this Form 8-K/A and incorporated into this Item 9.01(a) by reference.

(b)	Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Combined Balance Sheet of Journal Media Group, Inc. as of December 31, 2014 and the related Unaudited Pro Forma Condensed Combined Statement of Operations for year ended December 31, 2014, as required by this item, are filed as Exhibit 99.3 to this Form 8-K/A and incorporated into this Item 9.01(b) by reference.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(3.1)	Amendment to Bylaws of Journal Media Group, Inc. effective March 31, 2015.*

(3.2)	Bylaws of Journal Media Group, Inc. effective March 31, 2015.*

(4)	Credit Agreement dated as of April 1, 2015, among Journal Media Group, Inc., certain subsidiaries thereof, certain lenders party thereto and U.S. Bank National Association, as administrative agent.*

(23)	Consent of PricewaterhouseCoopers LLP.

(99.1)	Press Release of Journal Media Group, Inc. dated as of April 1, 2015.*

(99.2)
The audited historical financial statements of JRN Newspapers as of December 31, 2014 and December 29, 2013 and for the years ended December 31, 2014, December 29, 2013 and December 30, 2012, including the notes to such financial statements and the report of the independent registered public accounting firm thereon.

(99.3)
The Unaudited Pro Forma Condensed Combined Balance Sheet of Journal Media Group, Inc. as of December 31, 2014 and the related Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2014.

___________________________________________
*Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.

JOURNAL COMMUNICATIONS, INC.

Date: June 9, 2015	By:	/s/ Jason R. Graham
Jason R. Graham
Senior Vice President, Chief Financial Officer and Treasurer

JOURNAL MEDIA GROUP, INC.
EXHIBIT INDEX TO FORM 8-K/A
Report Dated March 31, 2015

Exhibit Number

(3.1)	Amendment to Bylaws of Journal Media Group, Inc. effective March 31, 2015.*

(3.2)	Bylaws of Journal Media Group, Inc. effective March 31, 2015.*

(4)	Credit Agreement dated as of April 1, 2015, among Journal Media Group, Inc., certain subsidiaries thereof, certain lenders party thereto and U.S Bank National Association, as administrative agent.*

(23)	Consent of PricewaterhouseCoopers LLP.

(99.1)	Press Release of Journal Media Group, Inc. dated as of April 1, 2015.*

(99.2)
The audited historical financial statements of JRN Newspapers as of December 31, 2014 and December 29, 2013 and for the years ended December 31, 2014, December 29, 2013 and December 30, 2012, including the notes to such financial statements and the report of the independent registered public accounting firm thereon.

(99.3)
The Unaudited Pro Forma Condensed Combined Balance Sheet of Journal Media Group, Inc. as of December 31, 2014 and the related Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2014.

___________________________________________
*Previously filed.

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